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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported) . . . . . . . . May 14, 1996


                             Styles On Video, Inc.
                    ---------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      1-11836                 95-4389082
- ----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
of incorporation)                                         Identification Number)

                            667 Rancho Conejo Blvd.
                            Newbury Park, CA 91320
                        -------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code . . . . . . . (805) 375-0996
                                                                 --------------
                               101 Hodencamp Road
                        Thousand Oaks, California 91360
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.  Other Events

     On May 14, 1996 the registrant and its subsidiary, Forever Yours, Inc. ("FYI"), executed a Note and Preferred Stock Purchase (the "Agreement") with International Digital Investors, L.P. ("IDI"), pursuant to which IDI would make loans to the registrant in exchange for notes and warrants to purchase common stock and would purchase convertible preferred stock which, if exercised and converted and added to the warrants and preferred stock already held by IDI, would give IDI approximately 75% of the outstanding voting stock of the registrant on a fully diluted basis.

     On May 30, 1996, the registrant, FYI and IDI executed a First Amendment to Additional Note and Preferred Stock Purchase Agreement and Waiver, dated as of May 15, 1996, and closed the transactions contemplated by the Agreement. Pursuant to the transactions contemplated by the Agreement, FYI became a wholly-owned subsidiary of the registrant.

Item 7.  Financial Statements and Exhibits

     Exhibit 10.1. Note and Preferred Stock Purchase Agreement dated as of May 14, 1996 between the registrant, FYI and IDI.

     Exhibit 10.2. First Amendment to Additional Note and Preferred Stock Purchase Agreement, dated as of May 15, 1996.

     Exhibit 99.1. Form of Press Release, as issued by the registrant on May 14, 1996.

     Exhibit 99.2. Form of Press Release, as issued by the registrant on June 4, 1996.

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                                 EXHIBIT INDEX
                                 -------------


EXHIBIT                                                                  PAGE
- -------                                                                  ----

Exhibit 10.1. Note and Preferred Stock Purchase Agreement dated as of May 14, 1996 between the registrant, Forever Yours, Inc. and IDI.

Exhibit 10.2. First Amendment to Additional Note and Preferred Stock Purchase Agreement, dated as of May 15, 1996.

Exhibit 99.1. Form of Press Release, as issued by the registrant on May 14, 1996.

Exhibit 99.2. Form of Press Release, as issued by the registrant on June 4, 1996.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 1996                 STYLES ON VIDEO, INC.
                                    a Delaware corporation



                                    By: /s/ Nancy Galgas
                                       ---------------------
                                       Name: Nancy Galgas
                                       Title: Chief Financial Officer

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